Item 1: Report to Shareholders

New York Tax-Free Money Fund	August 31, 2006

The views and opinions in this report were current as of August 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Bonds produced modestly positive returns in the six-month period ended August 31, 2006, with tax-free municipal bonds outpacing taxable issues. Bond yields rose across almost all maturities but ended the period well below their highest levels. The Federal Reserve, which lifted the federal funds target rate to 5.25% at the end of June, suspended its tightening efforts in early August in anticipation that slower economic growth would reduce inflationary pressures. Long-term and lower-quality municipal securities continued to outperform short-term and higher-quality issues.

MARKET ENVIRONMENT

Economic growth, which accelerated at the beginning of 2006, moderated over the last six months. Rising mortgage rates helped cool the housing market, and job growth softened. Rising interest rates, stubbornly high gasoline prices, and slower housing equity growth put the brakes on consumer spending. However, a tight labor market and higher energy prices raised business’ production costs, nudging inflation above the Federal Reserve’s comfort zone. In response, the central bank raised the federal funds target rate to 5.25% in June—a level not seen in more than five years.

At its August 8 meeting, the central bank refrained from raising the fed funds rate for the first time in two years. This highly anticipated “pause” in Fed tightening was based on the moderation of U.S. economic growth and the Fed’s perception that “inflation pressures seem likely to moderate over time.” However, the Fed acknowledged that “some inflation risks remain” and left open the possibility of additional rate increases.

New York municipal money market yields rose in the last six months, as shown in the graph. Intermediate-term rates rose to a lesser extent. Long-term rates were flat or fell slightly.

The municipal yield curve—a graphic depiction of the difference between yields of municipal bonds with various maturities—flattened. At the end of August, yields of municipal securities maturing in five years or less were virtually the same. The spread of 70 to 80 basis points difference between municipal money market yields and 30-year municipal bond yields at the end of our reporting period was unusually narrow. (One hundred basis points equal one percentage point.)

In the taxable bond market, Treasury yields rose across all maturities, with short-term rates rising more than long-term. Portions of the Treasury yield curve inverted—with some short-term yields higher than some long-term yields—for much of the last six months. The inverted curve has sometimes been a harbinger of slower economic growth. On an absolute basis, municipal bonds again outperformed taxable issues in the first half of our fiscal year, much as they have for most of the last three years. In the six-month period ended August 31, the Lehman Brothers Municipal Bond Index returned 2.02% versus 1.82% for the Lehman Brothers U.S. Aggregate Index.

NEW YORK MARKET NEWS

New York continues to benefit from strong revenues and slow, steady economic growth. The state’s ongoing economic and job growth stems primarily from strength in the greater New York City region, including Long Island and the Hudson Valley. While future job growth is expected to lag the national average, the state expects solid personal income and wage growth. The state closed fiscal year 2006 on March 31 with a general fund surplus of approximately $2 billion, most of which will be used to help balance the 2007, 2008, and 2009 budgets. For the first four months of the current fiscal year (2007), the state comptroller has reported a cash balance and revenues that are higher than forecasted. New York’s credit ratings have remained steady so far this year at Aa3 by Moody’s, AA by Standard & Poor’s, and AA- by Fitch.

Growing nondiscretionary expenses, such as Medicaid, public employee retirement and health care, and debt service, are putting pressure on the state budget. A school-funding court case continues to pose a risk because it could require the state to provide billions of dollars of additional funding to New York City public schools. Also, structural budget imbalances, which occur when projected revenues do not cover projected expenses, remain large for future years. Since Governor George Pataki is not running for re-election, a new governor and administration will be crafting the budget for fiscal 2008 and beyond.

New York’s net tax-supported debt load remains high at $49.5 billion, according to Moody’s Investors Service. New York’s debt per capita ($2,569) and debt as a percentage of personal income (6.7%) are the fifth highest in the country. Unlike many other states, New York reports that its pension system is adequately funded. The majority of the state’s tax-supported debt is appropriation backed, meaning that debt service must be appropriated annually, but the state legislature has no legal obligation to make such appropriations. The state’s direct debt must be approved by voters, and therefore the state has used appropriation-backed debt as “back-door borrowing” to avoid seeking voter approval.

New York City has benefited over the past few years from a strong real estate market, a diverse and expanding economy, and significant annual surpluses resulting from higher-than-expected revenues. While the city has not yet reached its pre-recession level of employment, job growth continues, albeit at a slowing pace. As the real estate market slows, the city’s practice of phasing in property tax assessments over five years will be a stabilizing factor. The city ended its 2006 fiscal year on June 30 with an unaudited surplus of approximately $3.7 billion, most of which was used to balance the fiscal year 2007 budget. City budget planners continue to use conservative revenue estimates. While future budget surpluses may not be as large as those experienced in recent fiscal years, the city will likely continue its history of reducing its sizable future budget gaps. Following an upgrade from S&P in May 2006, New York City remains at its highest ratings in history—A1 by Moody’s Investors Service, AA- by Standard & Poor’s, and A+ by Fitch Rating Service.

PORTFOLIO STRATEGIES

New York Tax-Free Money Fund
Your fund returned 1.45% for the last six months and 2.62% for the one-year period ended August 31, 2006, equaling its Lipper benchmark for the six-month period and narrowly surpassing it for the 12-month period, as shown in the table.

Money fund investors continued to benefit from rising yields that are responding to the Federal Reserve’s tightening. With the Federal Reserve raising the fed funds rate to 5.25%, money market rates have continued to rise to higher levels. Since our last letter to you, the fund’s seven-day simple yield has again increased, ending August at 2.99%.

Money market rates peaked in late June after the last Fed interest rate hike. However, markets reacted to the Fed pause and signs of a slowing economy by anticipating the Fed might begin cutting rates in early 2007. In the past six months, yields on one-year New York tax-exempt securities moved from around 3.35% in March to as high as 3.70% in late June before falling to around 3.50% at the end of August. Strong demand for New York tax-exempt issues continues, with New York securities yielding five to 10 basis points less than comparable national issues. Variable-rate notes—a growing share of the municipal money market—averaged yields of around 3.40%, about 50 basis points higher than the preceding six months. With a very flat money market curve—a difference of only about 10 basis points in yield between seven-day and one-year maturities—we have found little incentive to extend the fund’s maturities. As a result, the fund ended the period with a weighted average maturity (WAM) of 26 days, significantly shorter than six months ago.

The flat municipal money market curve is the result of a number of factors: reduced fixed-rate note issuance nationally, surging new issue of variable-rate notes, and concerns about the economic uncertainty and the direction of the Fed’s next move. These factors cause us to expect the municipal money market yield curve will remain flat in the near term. Until a clearer picture of the economy and its implications for Fed policy emerge, we feel a neutral investment posture relative to our benchmark is appropriate.

New York Tax-Free Bond Fund
Your fund returned 1.99% for the last six months and 2.91% for the one-year period ended August 31, 2006, outpacing the six-month return of 1.78% and the one-year return of 2.65% for its Lipper peer group average. Returns reflect income dividends totaling $0.24 per share and a $0.02 share price decline in the past six months.

The fund’s long-term record relative to its competitors remains favorable. Based on total return, Lipper ranked the New York Tax-Free Bond Fund 26 out of 104, 37 out of 103, 21 out of 90, and 13 out of 66 funds for the 1-, 3-, 5-, and 10-year periods ended August 31, 2006, respectively. Past performance cannot guarantee future results.

Since our last report to shareholders in February 2006, the fund’s structure has become less defensive and more in line with its benchmark, helping it to capitalize on the rally in municipals. We increased the fund’s weighted average maturity to 15.2 years, a year longer than it was six months ago. The fund’s effective duration, a measure of interest rate sensitivity, also increased slightly to 5.3 years, reflecting our preference for a more neutral interest rate posture. The fund’s weighted average quality remained high, but we opportunistically increased the exposure to lower-rated credits. Less than half of the fund’s holdings carried AAA ratings, but 80% were rated A or better.

Since our last report, the fund’s lower-rated credits again performed well due to their incremental yield advantage and further narrowing of the yield spread between short- and long-term issues. Strong demand also helped to push valuations higher. In the general market, tobacco and airline bonds continued to outperform the overall market. Our below investment-grade tobacco credits, albeit a small holding at 1.0% of the portfolio, were our best performers. Our life-care holdings, another high-yield asset, also performed well. We sold our small position in airline-backed debt during the period, and the fund had no exposure to the airline sector at the end of the reporting period. Our high-yield basket, which has boosted the fund’s performance, remains full at the current limit of 5% of the fund’s assets. After November 1, 2006, the fund will be able to invest up to 10% of its assets in below investment-grade issues, at which time we may consider adding to our holdings.

Longer maturities outperformed the general market and were positive contributors, while short-term bonds underperformed. As a result, we have kept an underweighted exposure to bonds with maturities of 10 years or less, and we overweighted the 20- and 30-year maturities. This curve positioning helped the fund’s performance, particularly in the summer, when longer-term bonds rallied.

With the Fed indicating that it will wait for more data before changing rates, we have been adding bonds that will respond well in a market rally. During market weakness, we purchased noncallable securities, which benefited from the recent rally. We also took advantage of the weaker market environment to execute some tax-loss swaps and recognize losses for tax efficiency. (Although this is a tax-exempt fund, certain capital gains may be taxable.) Our exposure to general obligation debt increased during the past six months. We added New York City general obligation debt on its upgrade to AA- by Standard and Poor’s and its attractive yields. Reversing our posture from six months ago, we purchased Puerto Rican debt, which experienced a drop following the period of government budget turmoil in the second quarter. Yields for Puerto Rico’s debt (which is exempt from state taxes in every state in the U.S. and generally trades at expensive levels) widened considerably, creating an opportunity to add exposure to this credit at historically good valuations. So far, the trade has paid off since Puerto Rico’s bond prices have risen as their yields have tightened relative to other credits.

Recognizing that the market has had a healthy recovery, the fund’s posture is fairly neutral and in line with our benchmark. We will continue to look to enhance returns with opportunistic trading on yield curve positioning and use our strong credit research capability to identify undervalued credits.

OUTLOOK

The economy, after two years of Federal Reserve interest rate increases, appears to be transitioning from a period of rapid growth to a period of below-trend growth that we believe will continue well into 2007. The slowdown in the housing market, largely attributable to rising mortgage rates, is beginning to have an impact on employment in housing-related industries. At the same time, reduced refinancing activity and slower home equity growth, coupled with higher interest and energy costs, are dampening consumer spending. Cost and price pressures continue to mount, however, which could drive yields higher and prompt the central bank to raise the fed funds rate a few more times. At present, however, Fed officials seem prepared to keep short-term rates steady as long as they believe that the economy is slowing sufficiently to ease inflation pressures over time.

Two factors that should support municipal bonds at current levels are the municipal yield curve’s positive slope (that is, longer maturities have higher yields than shorter maturities) and the likelihood that supply will continue decreasing for the rest of the year. Even though we are beginning to favor—for valuation reasons—high-quality securities over high-yield issues, our lower-quality municipal allocations remain an important component of our strategy. As always, we will continue to rely upon our proprietary research to uncover the best credit opportunities and selectively invest in attractive income-producing investments.

Over the past several years, municipal bonds have outperformed taxable issues on an absolute basis, reaching valuations one might consider rich. However, we believe municipal bonds may be at the start of a long-term trend of improving valuations relative to taxable bonds.

Thus, municipals may continue to be an appealing alternative for investors in higher tax brackets, as their after-tax yields are likely to be higher than those of comparable taxable securities.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
New York Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
New York Tax-Free Bond Fund

September 20, 2006

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment program.

PROSPECTUS UPDATE

The following supplement updates the prospectus for the T. Rowe Price New York Tax-Free Bond Fund dated July 1, 2006:

On July 19, 2006, the fund’s Board of Trustees authorized the fund to change the current restriction allowing the fund to invest up to 5% of its assets in below investment-grade securities to a new restriction allowing the fund to invest up to 10% of its total assets in below investment-grade securities. The new policy will be effective November 1, 2006.

RISKS OF FIXED-INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it. Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Appropriation-backed bonds: Long-term obligations sold under a variety of financial arrangements—primarily lease-purchase and contractual service agreements used to finance capital projects. Debt service on such obligations is appropriated annually by the state, although the state has no legal obligation to continue to make such appropriations.

Average maturity: For a bond fund, the average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive and, consequently, less volatile portfolio.

Basis points: One hundred basis points equal one percentage point.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities selected from issues larger than $50 million.

Lehman Brothers U.S. Aggregate Index: An unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities of investment-grade quality or better, with at least one year to maturity and an outstanding par value of at least $100 million.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 100.4%		
NEW YORK 99.2%		
Allegany County IDA, BP, VRDN (Currently 3.65%) (1)	500	500
Dormitory Auth. of the State of New York, Columbia Univ., TECP 3.63%, 10/5/06	2,000	2,000
Dormitory Auth. of the State of New York, Cornell Univ., TECP 3.57%, 10/6/06	5,400	5,400
Dutchess County IDA, Trinity-Pawling School VRDN (Currently 3.40%)	3,915	3,915
Eclipse Funding Trust, Long Island Power Auth. VRDN (Currently 3.58%) (2)	5,000	5,000
Eclipse Funding Trust, New York City Municipal Water Fin. Auth. VRDN (Currently 3.41%) (3)(4)	5,000	5,000
Long Island Power Auth., 5.00%, 4/1/12 (Tender 4/1/07) (2)	2,000	2,015
Long Island Power Auth., VRDN (Currently 3.45%) (5)	1,600	1,600
Metropolitan Transportation Auth., 4.00%, 11/15/06 (4)	200	200
Metropolitan Transportation Auth., TECP, 3.48%, 9/8/06	3,000	3,000
Metropolitan Transportation Auth., VRDN (Currently 3.43%) (4)	2,000	2,000
New York City, GO, VRDN (Currently 3.38%)	1,500	1,500
New York City, GO, VRDN (Currently 3.44%) (2)	2,000	2,000
New York City, GO, VRDN (Currently 3.44%) (6)	3,120	3,120
New York City, GO, VRDN (Currently 3.55%)	2,700	2,700
New York City, GO, VRDN (Currently 3.55%)	400	400
New York City Housing Dev. Corp., 90 West St. VRDN (Currently 3.40%)	5,500	5,500
New York City Housing Dev. Corp., 92nd Realty VRDN (Currently 3.42%) (1)	400	400
New York City Housing Dev. Corp., Queenswood Apartments Multi-Family, VRDN (Currently 3.33%)	2,015	2,015
New York City Housing Dev. Corp., Related Broadway Dev. VRDN (Currently 3.40%) (1)	705	705
New York City Housing Dev. Corp., West End Towers Multi-Family, VRDN (Currently 3.42%) (1)	2,000	2,000
New York City IDA, Mets Stadium, VRDN (Currently 3.45%) (6)	1,830	1,830

New York City Municipal Water Fin. Auth. VRDN (Currently 3.43%) (2)	3,400	3,400
New York City Municipal Water Fin. Auth. VRDN (Currently 3.45%) (6)	1,300	1,300
New York City Municipal Water Fin. Auth. VRDN (Currently 3.45%) (5)	2,000	2,000
New York City Municipal Water Fin. Auth. VRDN (Currently 3.45%) (6)	1,240	1,240
New York City Transitional Fin. Auth., 4.00%, 11/1/06	4,000	4,003
New York City Transitional Fin. Auth., 5.00%, 11/1/06	300	300
New York City Transitional Fin. Auth., VRDN (Currently 3.43%)	500	500
New York City Transitional Fin. Auth., VRDN (Currently 3.45%)	5,300	5,300
New York City Transitional Fin. Auth., VRDN (Currently 3.58%)	1,700	1,700
New York State Energy Research & Dev., Consolidated Edison VRDN (Currently 3.46%) (1)	3,600	3,600
New York State Energy Research & Dev., Consolidated Edison VRDN (Currently 3.47%) (1)	1,500	1,500
New York State Housing Fin. Agency, VRDN (Currently 3.40%)	1,000	1,000
New York State Housing Fin. Agency, VRDN (Currently 3.40%)	3,600	3,600
New York State Housing Fin. Agency, Chelsea Assoc. VRDN (Currently 3.40%) (1)	1,000	1,000
New York State Housing Fin. Agency, Tower 31 VRDN (Currently 3.45%) (1)	4,000	4,000
New York State Mortgage Agency, Single Family VRDN (Currently 3.40%) (1)	3,800	3,800
New York State Power Auth., 3.35%, 3/1/16 (Tender 9/1/06) (7)	3,075	3,075
New York State Power Auth., 3.60%, 3/1/20 (Tender 3/1/07) (7)	2,500	2,500
New York State Thruway Auth., 5.50%, 4/1/07 (5)(8)	360	364
New York State Thruway Auth., VRDN (Currently 3.45%) (4)	4,000	4,000
New York State Urban Dev. Corp., Community Enhancement 5.00%, 4/1/07 (6)	1,090	1,099
Oneida County IDA, Mohawk Valley Network VRDN (Currently 3.40%)	1,540	1,540

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The New York Tax-Free Money Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on August 28, 1986. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal, New York state, and New York City income taxes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2006.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2006, the fund had $2,000 of unused capital loss carryforwards that expire in fiscal 2013.

At August 31, 2006, the cost of investments for federal income tax purposes was $124,962,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2006, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through June 30, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55%. For a period of three years after the date of any reimbursement or waiver, the fund may repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Such repayment is subject to shareholder approval. Pursuant to this agreement, management fees in the amount of $16,000 were waived during the six months ended August 31, 2006. Including these amounts, management fees waived in the amount of $144,000 remain subject to repayment by the fund at August 31, 2006.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2006, expenses incurred pursuant to these service agreements were $33,000 for Price Associates and $26,000 for T. Rowe Price Services. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Trustees unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was generally at or below the median for comparable funds. The information also indicated that the fund’s expense ratio was above the median for certain groups of comparable funds, but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 13, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 13, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 13, 2006